     As filed with the Securities and Exchange Commission on June 5, 1996

                                                 Registration No. 333-
================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                -------------
                                  FORM S-8
                        REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933

                        Sunrise Assisted Living, Inc.
                --------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  Delaware
           ------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

                                 54-1746596
                  -----------------------------------------
                    (I.R.S. employer identification no.)

               9401 Lee Highway, Suite 300, Fairfax, VA 22031
             ---------------------------------------------------
             (Address of principal executive offices) (Zip code)

                     1995 Stock Option Plan, as amended
                      1996 Directors' Stock Option Plan
               Stock Option Agreement entered into, effective
              January 4, 1995, by and between Sunrise Assisted
                      Living, Inc. and David W. Faeder
                      --------------------------------
                          (Full title of the plans)

                 Thomas B. Newell, Executive Vice President
                             and General Counsel
                        Sunrise Assisted Living, Inc.
               9401 Lee Highway, Suite 300, Fairfax, VA 22031
               ----------------------------------------------
                   (Name and address of agent for service)

                                (703) 273-7500
     ------------------------------------------------------------------
        (Telephone number, including area code, of agent for service)

                                  Copy to:

                          George P. Barsness, Esq.
                           Hogan & Hartson L.L.P.
                               Columbia Square
                         555 Thirteenth Street, N.W.
                           Washington, D.C.  20004
                               (202) 637-5600

                       CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------------------------------------------------------
Title of securities              Amount to be             Proposed maximum            Proposed maximum            Amount of
  to be registered                registered          offering price per share    aggregate offering price     registration fee
- -------------------------------------------------------------------------------------------------------------------------------
Common Stock,
par value $.01 per share           1,798,065                 $24.00 (1)                $43,153,560 (1)           $14,881 (1)
- -------------------------------------------------------------------------------------------------------------------------------

         (1) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended, as of June 3, 1996 solely for the purpose of calculating the registration fee.

                           Exhibit Index is on page 9

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     Sunrise Assisted Living, Inc. (the "Registrant") hereby incorporates by reference into this registration statement the following documents:

     (a) The Registrant's prospectus filed with the Commission on May 31, 1996 pursuant to Rule 424(b), which prospectus contains audited financial information for the year ended December 31, 1995;

     (b) The description of the Registrant's common stock, par value $.01 per share (the "Common Stock") contained in the Registrant's Form 8-A filed with the Commission on May 30, 1996; and

     (c) All documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable (the Common Stock is registered under Section 12 of the Exchange Act).

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law (the "Delaware Law"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The Delaware Law provides, however, that such person must have acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the Delaware Law does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for expenses the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

     The Registrant's Amended and Restated By-laws (the "By-laws") provide for mandatory indemnification of directors and officers generally to the same extent authorized by the Delaware Law. Under the By-laws, the Registrant shall advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that he or she is not entitled to indemnification. The Registrant has obtained directors' and officers' liability insurance.

      The Registrant has entered into separate indemnification agreements with its directors and officers. Each indemnification agreement provides for, among other things: (i) indemnification against any and all expenses, liabilities and losses (including attorneys' fees, judgments, fines, taxes, penalties and amounts paid in settlement) of any claim against an indemnified party unless it is determined, as provided in the indemnification agreement, that indemnification is not permitted under applicable law and (ii) prompt advancement of expenses to any indemnified party in connection with his or her defense against any claim.

                                   * * * * *

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant of the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number              Description

    4.1 Form of Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.2        Amended and Restated By-Laws (incorporated by reference to
               Exhibit 3.2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.3        Stockholder Rights Agreement (incorporated by reference to
               Exhibit 4.2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.4 A copy of the specimen certificate for shares of Registrant Common Stock (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.5 Sunrise Assisted Living, Inc. 1995 Stock Option Plan, as amended (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28,1996).

    4.6 Sunrise Assisted Living, Inc. 1996 Directors' Stock Option Plan (incorporated by reference to Exhibit 10.13.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28,
               1996).

    4.7 Stock Option Agreement, entered into, effective as of January 4, 1995, by and between Sunrise Assisted Living, Inc. and David W. Faeder (incorporated by reference to Exhibit 10.14 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on March 20, 1996).

    4.8 Amendment No. 1 to Stock Option Agreement by and between the Company and David W. Faeder (incorporated by reference to
               Exhibit 10.14.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    5 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered.

    23.1       Consent of Ernst & Young LLP

    23.2       Consent of Hoffman, Morrison & Fitzgerald P.C.

    23.3       Consent of Hogan & Hartson L.L.P.
               (See Exhibit 5)

ITEM 9.  UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
         Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax, Commonwealth of Virginia, on this 5th day of June, 1996.

                              SUNRISE ASSISTED LIVING, INC.



                              By:  /s/ Paul J. Klaassen
                                  ---------------------
                              Paul J. Klaassen
                              Chairman of the Board, President and
                              Chief Executive Officer
                              (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                             TITLE                                    DATE
/s/ Paul J. Klaassen
- --------------------
Paul J. Klaassen                  Chairman of the Board,                 May 27, 1996
                                      President and                      ------------
                                  Chief Executive Officer
                                  (Principal Executive Officer)

/s/ Teresa M. Klaassen
- ----------------------
Teresa M. Klaassen                Executive Vice President               May 27, 1996
                                      and Director                       ------------

/s/ David W. Faeder
- -------------------
David W. Faeder                   Executive Vice President,              May 27, 1996
                                  Chief Financial Officer,               ------------
                                  and Director (Principal
                                  Financial Officer)

SIGNATURE                             TITLE                                    DATE
/s/ Larry E. Hulse
- ------------------
Larry E. Hulse                 Controller                                May 29, 1996
                               (Principal Accounting Officer)            ------------

/s/ Ronald V. Aprahamian
- ------------------------
Ronald V. Aprahamian           Director                                  May 23, 1996
                                                                         ------------

/s/ Thomas J. Donohue
- ---------------------
Thomas J. Donohue              Director                                  May 27, 1996
                                                                         ------------

/s/ Richard A. Doppelt
- ----------------------
Richard A. Doppelt             Director                                  May 22, 1996
                                                                         ------------

/s/ Scott F. Meadow
- -------------------
Scott F. Meadow                Director                                  May 23, 1996
                                                                         ------------

/s/ Darcy J. Moore
- ------------------
Darcy J. Moore                 Director                                  May 28, 1996
                                                                         ------------

                                 EXHIBIT INDEX


Exhibit
Number              Description                             Page
- ------              -----------                             ----
    4.1        Form of Restated Certificate of Incorporation
               (incorporated by reference to Exhibit 3.1 to
               Amendment No. 2 to the Registrant's Registration Statement
               on Form S-1 (Registration No. 333-2582)
                filed with the Commission on May 28, 1996).

    4.2        Amended and Restated By-Laws (incorporated by reference to
               Exhibit 3.2 to Amendment No. 2
               to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.3 Stockholder Rights Agreement (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the
               Commission on May 28, 1996).

    4.4 A copy of the specimen certificate for shares of Registrant Common Stock (incorporated by reference to Exhibit 4.1 to Amendment
               No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the
               Commission on May 28, 1996).

    4.5 Sunrise Assisted Living, Inc. 1995 Stock Option Plan, as amended (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-2582) filed with the
               Commission on May 28, 1996).

    4.6        Sunrise Assisted Living, Inc. 1996 Directors' Stock
               Option Plan (incorporated by reference to Exhibit 10.13.1 to Amendment No. 2 to the Registrant's
               Registration Statement on Form S-1 (Registration No.
               333-2582) filed with the Commission on May 28, 1996).

    4.7 Stock Option Agreement, entered into, effective as of January 4, 1995, by and between Sunrise
               Assisted Living, Inc. and David W. Faeder
               (incorporated by reference to Exhibit 10.14 to the Registrant's

               Registration Statement on Form S-1 (Registration No. 333-2582) filed with the Commission on March 20, 1996).

    4.8 Amendment No. 1 to Stock Option Agreement by and between the Company and David W. Faeder (incorporated by reference to Exhibit 10.14.1 to Amendment No. 2 to the Registrant's
               Registration Statement on Form S-1 (Registration No.
               333-2582) filed with the Commission on May 28, 1996).

    5 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered.

    23.1       Consent of Ernst & Young LLP

    23.2       Consent of Hoffman, Morrison & Fitzgerald P.C.

    23.3       Consent of Hogan & Hartson L.L.P.
               (See Exhibit 5)